SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


            Date of Report:                     August 7, 1998
            Date of earliest event reported:    August 7, 1998


                          LINCOLN NATIONAL CORPORATION
                          -----------------------------

             (exact name of registrant as specified in its charter)


        Indiana                       1-6028                   35-1140070
        -------                       ------                   ----------
(State of Incorporation)      (Commission File Number)       (IRS Employer
                                                           Identification No.)


     200 East Berry Street, Fort Wayne, Indiana             46802-2706
     ------------------------------------------             ----------
     (Address of principal executive offices)               (Zip Code)

                                  219-455-2000
                                  ------------
                         (Registrant's telephone number)


ITEM 5.  OTHER EVENTS

     Attached as Exhibit 99 is a News Release of Lincoln National Corporation dated August 7,1998.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Item No.      Description

Exhibit 99            News Release of Lincoln National Corporation
                      Dated August 7, 1998


                                 Signature Page

                          LINCOLN NATIONAL CORPORATION

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      LINCOLN NATIONAL CORPORATION

                                       BY: /S/ RICHARD C. VAUGHAN
                                          Richard C. Vaughan
                                          Executive Vice President and
                                          Chief Financial Officer



Dated: August 7, 1998